Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of January 26, 2015 by and among Concierge Technologies, Inc., a Nevada corporation (the “Company”), and the shareholders of the Company listed on the signature page hereof (referred to collectively herein as the “Shareholders” and each individually as a “Shareholder”).

RECITALS

WHEREAS, this Agreement is made pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), dated as of January 26, 2015, by and among the Company and the Shareholders.

WHEREAS, pursuant to the Purchase Agreement, contemporaneously herewith the Company will issue shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), and shares of Series B preferred stock, par value $0.001 per share, of the Company (“Series B Preferred Stock” and, together with the Common Stock so issued, and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the “Registrable Securities”) to the Shareholders; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain registration rights to the Shareholders as set forth below.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.1. Demand Registration.

Right to Demand Registration.  Commencing on the date that is six months from the date hereof, the Shareholders, or any of them, shall have the right at any time to make a written request of the Company for registration with the Securities and Exchange Commission (the “Commission”), under and in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), of all or part of the Registrable Securities held of record and beneficially by such Shareholder(s), as applicable (each a “Demand Registration” and the relevant shareholders, the “Demanding Holder”); provided, however, that the Company may defer such Demand Registration for a single period not to exceed 120 days during any one year period if the board of directors of the Company (the “Board”) determines in the exercise of its reasonable judgment that to effect such Demand Registration at such time would have a material adverse effect on the Company, including interfering with any pending or potential acquisition, disposition or securities offering of the Company.  Within ten (10) days after receipt of the request for a Demand Registration, the Company will send written notice (the “Demand Notice”) of such registration request and its intention to comply therewith to all holders of Registrable Securities and, subject to Section 1.1(c), the Company will include in such registration all the Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) Business Days after the date such Demand Notice is given.  For purposes of this Agreement, the term “Business Day” means any day except a Saturday or a Sunday or other day on which commercial banking institutions in New York, New York are authorized to be closed.  All requests made pursuant to this Section 1.1(a) will specify the aggregate number of Registrable Securities requested to be registered and will also specify the intended methods of disposition thereof.  Upon receipt of a Demand Notice, the Company shall use its commercially reasonable efforts to effect registration of the Registrable Securities to be registered in accordance with the intended method of distribution specified in writing by the Demanding Holder as soon as practicable and to maintain the effectiveness of such registration for a period of ninety (90) days.  If available to the Company, the Company will effect such registration on Form S-3 or an equivalent form in which event it shall use its commercially reasonable efforts to maintain the effectiveness of such registration for a period of one-hundred and eighty (180) days; provided, however, that the Company shall not effect a registration on Form S-3 or an equivalent form if the managing underwriter or underwriters determine that using a different registration form is in the best interests of the Company and/or the Demanding Holder and other holders.

(a) Number of Demand Registrations.  The Shareholders shall be limited to only three Demand Registrations pursuant to this Section 1.1.  The Company shall not be required to cause a registration pursuant to Section 1.1(a) to be declared effective within a period of 90 days after the date any other Company registration statement was declared effective pursuant to a Demand Registration request or a filing for the Company’s own behalf.

(b) Priority on Demand Registrations.  If, in any Demand Registration, the managing underwriter or underwriters thereof (or, in the case of a Demand Registration not being underwritten, the Demanding Holder, after consultation with an investment banker of nationally recognized standing) advises the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering (including, without limitation, an impact on the selling price), then the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters (or the Demanding Holder, as the case may be), can be sold without having a material adverse effect on the success of the offering, as follows: first, the securities that the Demanding Holder proposes to sell, and second, the securities of any additional holders of the Company’s securities eligible to participate in such offering, pro rata among all such persons on the basis of the relative percentage of such securities held by each of them.  In the event that the managing underwriter or Demanding Holder determines that additional Registrable Securities may be sold in any Demand Registration without having a material adverse effect on the success of the offering, the Company may include comparable securities to be issued and sold by the Company or comparable securities held by persons other than the parties.

(c) Selection of Underwriters.  If a Demand Registration is to be an underwritten offering, the holders of a majority of the Registrable Securities to be included in such Demand Registration will select a managing underwriter or underwriters of recognized national standing to administer the offering, which managing underwriter or underwriters shall be reasonably acceptable to the Company.

Section 1.2. Piggyback Registrations.

  If the Company at any time proposes to register under the Securities Act any securities or any security convertible into or exchangeable or exercisable for Securities, whether or not for sale for its own account and other than pursuant to a Demand Registration, on a form and in a manner which would permit registration of the Registrable Securities held by a Shareholder for sale to the public under the Securities Act, the Company shall give written notice of the proposed registration to each Shareholder not later than thirty (30) days prior to the filing thereof.  Each Shareholder shall have the right to request that all or any part of its Registrable Securities be included in such registration.  Each Shareholder can make such a request by giving written notice to the Company within ten (10) Business Days after the giving of such notice by the Company; provided, however, that if the registration is an underwritten registration and the managing underwriters of such offering determine that the aggregate amount of securities of the Company which the Company and all Shareholders propose to include in such Registration Statement exceeds the maximum amount of securities that may be sold without having a material adverse effect on the success of the offering, including without limitation the selling price and other terms of such offering, the Company will include in such registration, first, the securities that the Company proposes to sell, second, the Registrable Securities of such Shareholders, pro rata among all such Shareholders on the basis of the relative percentage of Registrable Securities owned by all Shareholders who have requested that securities owned by them be so included (it being further agreed and understood, however, that such underwriters shall have the right to eliminate entirely the participation of the Shareholders), and third, the comparable securities of any additional holders of the Company’s securities, pro rata among all such holders on the basis of the relative percentage of such securities held by each of them.  Registrable Securities proposed to be registered and sold pursuant to an underwritten offering for the account of any Shareholder shall be sold to the prospective underwriters selected or approved by the Company and on the terms and subject to the conditions of one or more underwriting agreements negotiated between the Company and the prospective underwriters.  Any Shareholder who holds Registrable Securities being registered in any offering shall have the right to receive a copy of the form of underwriting agreement and shall have an opportunity to hold discussions with the lead underwriter of the terms of such underwriting agreement.  The Company may withdraw any Registration Statement at any time before it becomes effective, or postpone or terminate the offering of securities, without obligation or liability to any Shareholder.

Section 1.3. Holdback Agreements.

  Notwithstanding any other provision of this Agreement, each Shareholder agrees that (if so required by the underwriters in an underwritten offering and provided that such condition is applicable to all shareholders) it will not (and it shall be a condition to the rights of each Shareholder under this Agreement that such Shareholder does not) offer for public sale any securities during a period not to exceed sixty (60) days prior to and one-hundred and eighty (180) days after the effective date of any Registration Statement filed by the Company in connection with an underwritten public offering (except as part of such underwritten registration or as otherwise permitted by such underwriters); provided, however, that no Shareholder shall object to shortening such period if the underwriter agrees that shortening such period would not materially and adversely affect the success of the offering and the shortening is applied equally to all Shareholders.

Section 1.4. Expenses.

  Except as otherwise required by state securities or blue sky laws or the rules and regulations promulgated thereunder, all expenses, disbursements and fees incurred by the Company and the Shareholders in connection with any registration under this Agreement shall be borne by the Company, except that the following expenses shall be borne by the Shareholders incurring the same:  (i) the costs and expenses of counsel to such Shareholder to the extent such Shareholder retains counsel (except the costs of one counsel for all Shareholders to the extent retained, which shall be borne by the Company); (ii) discounts, commissions, fees or similar compensation owing to underwriters, selling brokers, dealer managers or other industry professionals, to the extent relating to the distribution or sale of such Shareholder’s securities; (iii) transfer taxes with respect to the securities sold by such Shareholder; and (iv) other expenses incurred by such Shareholder and incidental to the sale and delivery of the securities to be sold by such Shareholder.

Section 1.5. Registration Procedures.

  In connection with any registration of Registrable Securities under the Securities Act pursuant to this Agreement, the Company will consult with each Shareholder whose equity interest is to be included in any such registration concerning the form of underwriting agreement, provide to such Shareholder the form of underwriting agreement prior to the Company’s execution thereof, and provide to such Shareholder and its representatives such other documents (including comments by the Commission on the Registration Statement) as such Shareholder shall reasonably request in connection with its participation in such registration.  The Company will furnish each Shareholder whose Registrable Securities are registered thereunder and each underwriter, if any, with a copy of the Registration Statement and all amendments thereto and will supply each such Shareholder and each underwriter, if any, with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration.  The Company shall not, however, be required to maintain the Registration Statement effective or to supply copies of a prospectus for a period beyond 90 days after the effective date of such Registration Statement (or such longer period as is otherwise set forth herein or agreed to by the Company) and, at the end of such period, the Company may deregister any securities covered by such Registration Statement and not then sold or distributed.  In the event that the Company prepares and files with the Commission a registration statement on any appropriate form under the Securities Act (a “Registration Statement”) providing for the sale of Registrable Securities held by any shareholder pursuant to its obligations under this Agreement, the Company will;

(a) upon filing a Registration Statement or any prospectus related thereto (a “Prospectus”) or any amendments or supplements thereto, furnish to the Shareholders whose Registrable Securities are covered by such Registration Statement and the underwriters, if any, copies of all such documents;

(b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for the 90-day period referenced in the third sentence of this Section 1.5; cause the related Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and, comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

(c) promptly notify the Shareholders and the managing underwriters, if any, and (if requested by any such person or entity) confirm such advice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities commission for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the Commission or any state securities commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the existence of any fact which results in a Registration Statement, a Prospectus or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;

(e) if requested by the managing underwriters or a Shareholder, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or the Shareholders holding a majority of the Registrable Securities being sold agree should be included therein relating to the sale of such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering, and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(f) furnish to such Shareholder and each managing underwriter at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(g) deliver to such Shareholders and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons or entities may reasonably request;

(h) prior to any Public Sale of Registrable Securities, register or qualify or cause to be registered or qualified such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Shareholder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(i) cooperate with the Shareholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to such Registration Statement and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

(j) if any fact described in clause (c)(v) above exists, prepare a supplement or post-effective amendment to the applicable Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(k) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(l) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(m) obtain an opinion from the Company’s counsel and a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters delivered to underwriters in underwritten public offerings, which opinion and letter shall be reasonably satisfactory to the underwriter, if any, and to the Shareholders owning a majority in interest of the Registrable Securities being registered in such offering, and furnish to each Shareholder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such Shareholder or underwriter;

(n) deliver promptly to each Shareholder participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement, other than those portions of any such correspondence and memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such Registration Statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(o) if applicable, provide a CUSIP number for all Registrable Securities included in such Registration Statement, not later than the effective date of the applicable Registration Statement;

(p) enter into such agreements (including an underwriting agreement in form reasonably satisfactory to the Company) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities;

(q) make available for inspection by a representative of the Shareholders of the Registrable Securities being sold pursuant to such Registration Statement, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by such Shareholders or underwriter, all financial and other records, any pertinent corporate documents and properties of the Company reasonably requested by such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such persons or entities unless disclosure of such records, information or documents is required by court or administrative order;

(r) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and relevant state securities commissions, and make generally available to the shareholders earning statements satisfying the provisions of Section 12(a) of the Securities Act no later than 45 days after the end of any 12-month period (or 120 days, if such period is a fiscal year) commencing at the end of any fiscal quarter in which Registrable Securities of such Shareholder are sold to underwriters in an underwritten offering, or, if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of a Registration Statement, which statements shall cover said 12-month periods; and

(s) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

Section 1.6. Conditions to Shareholder Rights; Indemnification by Shareholder.

  It shall be a condition of each Shareholder’s rights hereunder to have Registrable Securities owned by it registered that:

(a) such Shareholder shall cooperate with the Company in all reasonable respects by supplying information and executing documents relating to such Shareholder or the securities of the Company owned by such shareholder in connection with such registration;

(b) such Shareholder shall enter into such undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriters may reasonably request as being necessary to ensure compliance with federal and state securities laws and the rules or other requirements of the Financial Industry Regulatory Authority or otherwise to effectuate the offering; and

(c) such Shareholder shall execute and deliver an agreement to indemnify and hold harmless the Company and each underwriter (as defined in the Securities Act), and each person or entity, if any, who controls such underwriter within the meaning of the Securities Act, against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such underwriter or controlling person or entity may become subject under the Securities Act or otherwise, in such manner as is customary for registrations of the type then proposed and, in any event, at least equivalent in scope to indemnities given by the Company in connection with such registration, but only with respect to information furnished by such Shareholder in writing and specifically for use in the Registration Statement or Prospectus in connection with such registration (other than information given with respect to the Company in such Shareholder’s capacity as an officer, director or employee of the Company) and with respect to such Shareholder’s failure to deliver Prospectuses as required under the Securities Act.

Section 1.7. Indemnification by the Company.

  In the event of any registration under the Securities Act of any Registrable Securities of shareholders pursuant to the Agreement, the Company shall execute and deliver an agreement to indemnify and hold harmless each Shareholder disposing of such Registrable Securities and any underwriter in connection with such disposition against such losses, claims, damages or liabilities (including reimbursement for legal and other expenses) to which such Shareholder may become subject under the Securities Act or otherwise, in such manner as is customary in underwriting agreements for registrations of the type then proposed.

Section 1.8. SEC Reports.

  The Company covenants that, in the event of any registration under the Securities Act of any Registrable Securities, it will file the reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder.  Upon the request of any Shareholder, the Company will deliver to such Shareholder a written statement as to whether it has complied with such requirements.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CONCIERGE TECHNOLOGIES, INC.

By:
Name: David Neibert
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR SHAREHOLDERS FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SHAREHOLDERS:

NICHOLAS AND MELINDA GERBER LIVING TRUST

By:
Name: Nicholas Gerber

SCHOENBERGER FAMILY TRUST

By:
Name: Scott Schoenberger